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                                                                    EXHIBIT 99.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated January 23, 1998 included in Registration Statement File No. 90278. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1997 or performed any audit procedures subsequent to the date of our report.




Wolf & Company, P.C.
Boston, Massachusetts
July 30, 1998